PRUDENTIAL FLEXGUARD® INCOME
SINGLE PREMIUM DEFERRED INDEX-LINKED AND VARIABLE ANNUITY (“B SERIES”)
Issued by
PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
Supplement dated December 19, 2024
To
Prospectus dated May 1, 2024

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the Annuity you own and is not intended to be a prospectus or offer for any other annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information. If you have any questions or would like another copy of the current Annuity or Portfolio Prospectus, please call us at 1-888-PRU-2888.
This Supplement describes certain changes and updates to your Prospectus.
1.In the “Managing Your Account Value” section of the Prospectus, the fourth paragraph of the “TRANSFER AND REALLOCATION GUIDELINES – ANNUITIES WITH AN APPLICATION SIGN DATE ON OR AFTER DECEMBER 15, 2022” subsection is revised by deleting the following sentences:
“For multi-year Index Strategy Terms, if you would like to reallocate all or a portion of the Performance Lock Value on an Index Anniversary Date, the Performance Lock must be executed at least 1 Valuation Day prior to that Index Anniversary Date. If an automatic Performance Lock occurs on an Index Anniversary Date that is not an Index Strategy End Date, then a reallocation will not be able to occur until the next Index Anniversary Date.”
2.In the “Managing Your Account Value” section of the Prospectus, the sixth paragraph of the “TRANSFER AND REALLOCATION GUIDELINES – ANNUITIES WITH AN APPLICATION SIGN DATE PRIOR TO DECEMBER 15, 2022” subsection is revised and restated as follows:
“You may transfer out of an Index Strategy before the Index Strategy End Date, but you will do so at the Interim Value of the Index Strategy. See “Interim Value of Index Strategies” for more information. The funds transferred from an Index Strategy before the Index Strategy End Date may only be transferred to Variable Investment Sub-accounts unless the reallocation occurs on an Index Anniversary Date. If you wish to transfer to another Index Strategy, after transferring to the Variable Investment Sub-accounts, you must wait until the next Index Anniversary Date.”
3.Effective February 3, 2025, in the “Investment Options” section of the Prospectus, the last sentence of the sixth paragraph is revised and restated as follows:
“During the Income Stage of the Benefit, only the 1-year Point-to-Point with Cap Index Strategies and 1-year Dual Directional Index Strategies are available.”
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4.Effective February 3, 2025, in the “Income Linked Variable Income Benefit” section of the Prospectus, the third sentence of the third paragraph is revised and restated as follows:
“During the Income Stage of the Benefit, only the 1-year Point-to-Point with Cap Index Strategies and 1-year Dual Directional Index Strategies are available so you may have to reallocate to those available Strategies.”
5.Effective February 3, 2025, in the “Managing Your Account Value” section of the Prospectus, the second paragraph of the “TRANSFER AND REALLOCATION GUIDELINES – ANNUITIES WITH AN APPLICATION SIGN DATE ON OR AFTER DECEMBER 15, 2022” subsection is revised and restated as follows:
“During the Income Stage, you may only allocate to the 1-year Point-to-Point with Cap Index Strategies and 1-year Dual Directional Index Strategies and may not allocate to any Variable Subaccount.”
6.In the "Fee Table" section, under the "Example" the first table labeled "Assuming Maximum Fees and Expenses of any of the Portfolios Available" is revised and restated as follows:

	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$10,524	$16,689	$21,934	$36,632
If you annuitize your annuity at the end of the applicable time period:	$3,416	$10,408	$17,616	$36,632
If you do not surrender your annuity at the end of the applicable time period:	$3,416	$10,408	$17,616	$36,632

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE
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